Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events

21. Subsequent Events

Acquisitions

During 2011, we have acquired ten hotel properties located in Australia, New York, New Zealand and San Diego. The purchase price allocations are estimated based on available information, however, we are still in the process of finalizing our accounting for the acquisitions below:

On April 29, 2011, we acquired a 75% common voting interest and a preferred interest in Plenary Holdings No. 4 Pty Ltd, the joint venture that indirectly owns the 364-room Hilton Melbourne South Wharf, Australia. The total transaction value, including the 25% voting interest retained by the previous owners, is AUD 142 million ($152 million) and includes the assumption of an existing AUD 80 million ($86 million) mortgage loan. We drew $50 million on the credit facility to fund the acquisition, which was repaid during the second quarter of 2011. We are entitled to receive a cumulative priority return of 12% based on our initial investment of AUD 45 million ($48 million) plus 75% of the distributable cash after our partner’s subordinated preferred interest.

On March 23, 2011 we acquired the 775-room New York Helmsley Hotel for $313.5 million. The property is managed by Starwood, initially as an unbranded hotel, and will be converted to the Westin brand in 2012.

On March 17, 2011, we acquired Manchester Grand Resorts, L.P., the entity that owns the 1,625-room Manchester Grand Hyatt San Diego, and certain related rights, for $572 million (which includes the payment of $19 million for the existing FF&E replacement fund). The transaction was comprised of cash consideration of $566 million, including the repayment of $403 million of existing loans and the issuance of approximately 0.3 million Class A common units valued at $18.741 per unit, or $6 million. We also issued approximately 4 million Class F preferred units with a per unit liquidation preference of $25, or $99.5 million. We received a note from the seller equal in value to the preferred units. The interest rate on the note receivable is 25 basis points less than the dividend rate on the preferred units. In accordance with ASC 505, a right of setoff exists between the note receivable and the preferred units, as the proceeds from the redemption of the preferred units must be used to repay the note receivable. Therefore, the items will be recorded net on our consolidated balance sheet.

On February 18, 2011, we acquired a portfolio of midscale and upscale hotels in New Zealand for approximately NZD190 million ($145 million), at which time we entered into an NZD105 million ($80 million) mortgage. The properties are operated by Accor under the ibis and Novotel brands. The portfolio is comprised of the following hotels:

•	The 273-room Hotel Novotel Queenstown Lakeside;

•	The 193-room Hotel Novotel Christchurch Cathedral Square;

•	The 147-room Hotel Novotel Auckland Ellerslie;

•	The 139-room Hotel Novotel Wellington;

•	The 200-room Hotel ibis Wellington;

•	The 155-room Hotel ibis Christchurch; and

•	The 100-room Hotel ibis Ellerslie.

On February 22, 2011, Christchurch, New Zealand experienced an earthquake that resulted in substantial damage to two of the acquired hotels, Hotel Novotel Christchurch Cathedral Square and the Hotel ibis Christchurch. Currently, the hotels remain closed and largely inaccessible, as the New Zealand Ministry of Civil Defense and Emergency Management has restricted access to the area. Based on limited preliminary reviews, the overall structures of our properties remain intact; however, portions of our buildings, particularly the historic portion (39 rooms) of the Novotel property, have experienced significant damage. The properties are expected to remain closed until at least the second quarter of 2012 and potentially longer. We believe we have sufficient coverage under the insurance policy of our property manager for both property and business interruption. We estimate that the economic loss will be capped at approximately $3 million based on the maximum deductible under our insurance policy and have accrued the loss in the second quarter of 2011. The city experienced a second significant earthquake on June 13, 2011. While information about additional damage is limited, we do not believe it was significant and have not accrued any additional losses.

Investment in Affiliates

On June 27, 2011, the expansion of the European Joint Venture (Euro JV) was completed through the creation of a new fund (the “Euro JV Fund II”) in which each of the current partners in the Euro JV holds a 33.3% limited partner interest and we hold the remaining 0.1% general partner interest. The Euro JV Fund II has a target size of approximately €450 million of new equity and a target investment of approximately €1 billion, after taking into account anticipated debt. As part of the expansion, on June 28, 2011, we also transferred the Le Méridien Piccadilly to the Euro JV Fund II at a price of £64 million ($102 million), including the assumption of the associated £32 million ($52 million) mortgage. Proceeds received from our partners for the contribution of the Le Méridien Piccadilly was used to repay £25 million ($41 million) under our credit facility. In addition to the expansion of the capacity of the Euro JV, we have extended its term from 2016 to 2021, subject to two one-year extensions.

Debt

On June 28, 2011 we sold the Le Méridien Piccadilly to the Euro JV Fund II for of £64 million ($102 million), including associated £32 million ($52 million) mortgage. Proceeds received from our partners for the contribution of the Le Méridien Piccadilly was used to repay £25 million ($41 million) of borrowings from our credit facility.

On May 27, 2011, we gave notice of our intent to redeem $150 million of the outstanding $325 million 3.25% Exchangeable Senior Debentures. Subsequent to the end of the second quarter, holders of approximately $134 million of the 3.25% Exchangeable Debentures elected to exchange their debentures for shares of Host Inc. common stock totaling approximately 8.8 million shares, rather than receive the cash redemption proceeds, while the remaining $16 million of debentures were redeemed for cash. After this redemption, $175 million of the 3.25% Exchangeable Senior Debentures remain outstanding.

On May 11 and May 25, 2011, we issued $425 million and $75 million, respectively, of 5 7/8% Series W senior notes due June 15, 2019. We received proceeds from these issuances of approximately $489 million, net of discounts, underwriting fees and expenses. Interest on the Series W senior notes is payable semi-annually in arrears on June 15 and December 15, beginning December 15, 2011. The proceeds were used to repay $50 million drawn on our credit facility in connection with the acquisition of the Hilton Melbourne South Wharf, discussed below, and to redeem the remaining $250 million of the 7 1/8% Series K senior notes due November 2013, plus a $3 million premium on the redemption.

On April 29, 2011, we assumed AUD 80 million ($86 million) of mortgage debt in connection with the acquisition of the Hilton Melbourne South Wharf, Australia. We pay a floating interest rate equal to the quoted average bid rate on Reuters BBSY plus a 3.25% margin. At acquisition, we recorded the loan at fair value, which reflected a premium of $0.5 million. We also assumed the associated interest rate swap derivative, which fixes the Reuters BBSY rate at 7.52%. At acquisition, the swap did not qualify for hedge accounting; therefore, changes in the fair value of the derivative will be reflected in the consolidated statements of operations throughout the life of the swap. At acquisition, the swap’s fair value was a liability of AUD 1.8 million ($1.9 million). The swap agreement will expire on March 19, 2012. The loan matures on February 28, 2012.

On April 26, 2011, to facilitate the acquisition of the Hilton Melbourne South Wharf, we drew $50 million on our credit facility, which was subsequently repaid on May 12, 2011. We have $438 million of remaining available capacity under our credit facility as of September 13, 2011.

On March 1, 2011, we repaid the CAD129 million ($132 million) mortgage debt on our portfolio of four hotels in Canada. We drew CAD100 million ($103 million) from our credit facility in the form of bankers’ acceptances to fund a portion of this repayment. The bankers’ acceptances had an initial average interest rate of 2.18%, based on the 30-day Canadian bankers’ acceptances rate plus 90 basis points.

On February 18, 2011, we entered into an NZD105 million ($80 million) mortgage loan in conjunction with the acquisition of a portfolio of hotels in New Zealand. We pay a floating interest rate equal to the 3-month New Zealand Bank Bill Rate plus 120 basis points plus an additional commitment fee of 120 basis points per annum. On the same date, we entered into a swap agreement with the Bank of New Zealand that fixes 75% of the loan at an all-in rate of 7.15% through the maturity date of February 18, 2016.

Capital Transactions

On April 21, 2011, we entered into a Sales Financing Agreement with BNY Mellon Capital Markets, LLC, through which Host Inc. may issue and sell, from time to time, shares having an aggregate offering price of up to $400 million. The sales will be made in “at the market” offerings under Securities and Exchange Commission (“SEC”) rules, including sales made directly on the NYSE. BNY Mellon Capital Markets, LLC is acting as sales agent. Host Inc. may sell shares of common stock under its new program from time to time based on market conditions, although it is not under an obligation to sell any shares. As of September 13, 2011 we issued approximately 11.1 million shares of common stock under the program at an average price of $17.28 per share for net proceeds of approximately $190 million.